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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 14, 2002
                                                         ---------------


                              STONEPATH GROUP, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        Delaware                       0-26929                   65-0867684
----------------------------   -----------------------      -------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)


Two Penn Center Plaza, Suite 605, Philadelphia, PA                  19102
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    (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code 215-564-9193
                                                   ------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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                      INFORMATION TO BE INCLUDED IN REPORT

         The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of Stonepath Group, Inc. under the Securities Act of 1933.

Item 9.  Regulation FD Disclosure.

         On August 14, 2002, Dennis L. Pelino, our Chief Executive Officer, and Bohn Crain, our Chief Financial Officer, each furnished to the Commission personal certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002. The full text of the certifications appear below:


                                  CERTIFICATION

         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Stonepath Group, Inc. (the "Company") hereby certifies that the Company's Quarterly Report on Form 10-Q for the period ending June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                          By: /s/  Dennis L. Pelino
                                              ----------------------------------
                                              Dennis L. Pelino,
                                              Chief Executive Officer

                                          Date:  August 14, 2002


         This certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose. It is not being filed as part of the Report or as a separate disclosure document.

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                                  CERTIFICATION

         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Stonepath Group, Inc. (the "Company") hereby certifies that the Company's Quarterly Report on Form 10-Q for the period ending June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                          By: /s/  Bohn H. Crain
                                              ----------------------------------
                                              Bohn H. Crain,
                                              Chief Financial Officer

                                          Date:  August 14, 2002

         This certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose. It is not being filed as part of the Report or as a separate disclosure document.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              STONEPATH GROUP, INC.



Date: August 14, 2002           By: /s/  Dennis L. Pelino
                                     -------------------------------------------
                                     Name: Dennis L. Pelino
                                     Title: Chairman and Chief Executive Officer